UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 5, 2012

DYAX CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-24537	04-3053198
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Network Drive Burlington, MA 01803
(Address of Principal Executive Offices) (Zip Code)

(617) 225-2500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events.

As previously disclosed, Dyax Corp. ("Dyax" or the "Company") is currently conducting a Phase 2 dose-ranging, placebo controlled clinical trial exploring the use of ecallantide for the treatment of ACE-induced angioedema (ACEI-AE), a life threatening inflammatory response brought on by adverse reaction to angiotensin-converting enzyme inhibitors.

On May 15, 2012, the first meeting of the independent Data Safety Monitoring Board (DSMB) for this trial was held.   The DSMB reviewed blinded safety and demographic data for the first 25% of patients treated in the trial.  The DSMB found no safety issues and made no recommendations for changes to the conduct of the trial.

Independent of the DSMB's assessment, Dyax has decided to conduct an interim analysis of the first 40% of patients treated in order to assess whether the trial is adequately sized to detect the effect of ecallantide in the treatment of ACEI-AE.   While this analysis is ongoing, enrollment of new patients into the trial will be deferred.

The Company expects that it will complete and announce its interim analysis of trial data within ninety days.

Important Cautionary Statement About Forward-Looking Statements:

The information in this report contains forward-looking statements, including statements regarding the Company’s intention to announce its interim analysis of trial data.  Statements that do not describe historical or current facts, including statements about beliefs and expectations, are forward-looking statements.  Such statements are based upon the current beliefs and expectations of management and on information currently available to management.  The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements speak as of the date hereof, and the Company does not assume any obligation to update the statements made herein or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events.  Forward-looking statements are subject to significant risks and uncertainties. Investors are cautioned against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements.  Factors that could cause actual results to differ materially from those described in the forward-looking statements include unforeseen delays in the Company’s ability to complete its interim analysis, in addition to those factors that can be found in the Company’s filings with the Securities and Exchange Commission, including Item 1A (“Risk Factors”) of its Annual Report on Form 10-K for the year ended December 31, 2011, as supplemented by the Risk Factors contained in its Quarterly Reports on Form 10-Q, and are incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYAX CORP.

Dated:	June 4, 2012	By:	/s/ Ivana Magovčević-Liebisch
Ivana Magovčević-Liebisch,
Executive Vice President and
Chief Business Officer

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